UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2023

NGL ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136
(Address of principal executive offices) (Zip Code)

(918) 481-1119
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common units representing Limited Partner Interests	NGL	New York Stock Exchange
Fixed-to-floating rate cumulative redeemable perpetual preferred units	NGL-PB	New York Stock Exchange
Fixed-to-floating rate cumulative redeemable perpetual preferred units	NGL-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

On February 16, 2023, NGL Energy Partners LP (the “Partnership” or “NGL”) entered into the Third Amendment (the “Amendment”) to that certain credit agreement dated February 4, 2021 (“Credit Agreement”), by and among NGL Energy Operating LLC, the Partnership, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and an issuing lender, and certain other financial institutions party thereto as lenders and issuing lenders. The Credit Agreement includes an asset-based revolving credit facility (the “ABL Facility”). On April 13, 2022, the Partnership amended the ABL Facility to increase the commitments to $600.0 million under the accordion feature within the ABL Facility and agreed to reduce the commitments back to the original $500.0 million on or before March 31, 2023. This Amendment extends the maturity date of the additional $100 million of commitments currently available under the ABL Facility to the earliest of (a) February 4, 2026 and (b) 91 days prior to the earliest maturity date in respect of any indebtedness of the Partnership, NGL Energy Operating LLC or any of its restricted subsidiaries in an aggregate principal amount of $50.0 million or greater if such indebtedness is outstanding at such time, subject to certain exceptions. Other than the foregoing, the terms of the Credit Agreement remain unchanged.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

On February 16, 2023, the Partnership issued a press release announcing the Amendment of the ABL Facility. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Credit Agreement, dated as of February 16, 2023, by and among NGL Energy Operating LLC, NGL Energy Partners LP, JPMorgan Chase Bank, N.A. and certain other financial institutions.
99.1	Press Release, dated February 16, 2023.
101	Cover Page formatted as Inline XBRL.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP
	By:	NGL Energy Holdings LLC,
its general partner
Date: February 16, 2023		By:	/s/ Brad Cooper
Brad Cooper
Chief Financial Officer